SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

(date of earliest event reported):

July 15, 2004

TRI-STATE 1ST BANC, INC.

(Exact name of registrant as specified in its charter)

OHIO	000-32489	34-1824708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16924 St. Clair Avenue, East Liverpool, Ohio	43920
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: 330-385-9200

Former name or former address, if changed, since last report: Not Applicable

Item 5. Other Events And Required FD Disclosure

On July 15, 2004, Tri-State 1st Banc, Inc. (the “Company”) issued a press release entitled, Acquisition Announcement - “MDH Investment Management, Inc. joins Tri-State 1st Banc, Inc.”

The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1  Press Release

(d)	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tri-State 1st Banc, Inc. (Registrant)

Date: July 15, 2004	By:	/s/ Charles B. Lang
Charles B. Lang,
President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release